Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2020
Cash and cash equivalents [abstract]
Cash and Cash Equivalents	CASH AND CASH EQUIVALENTS

	December 31,
	2019	2020
	(US$ in millions)
Cash at bank and on hand	$585	$532
Short-term bank deposits	1,886	329
	$2,471	$861
As at December 31, 2019 and 2020, the effective interest rates on short-term bank deposits ranged from 2.3% to 2.9% and 0.1% to 1.0%, respectively, per annum. These deposits have maturities ranging from 12 to 61 days and 5 to 19 days, respectively.
Cash and cash equivalents are measured at amortized costs and the carrying values of cash equivalents are their fair values as at December 31, 2019 and 2020. The estimated fair value of the Group’s cash and cash equivalents is based on level 1 inputs (quoted market prices in active markets). The maximum credit exposure of cash and cash equivalents of the Group as at December 31, 2019 and 2020 amounted to US$2,277 million and US$747 million, respectively.